Filed pursuant to Rule 497(e)
Registration Nos. 33-47508/811-06653

The Jensen Quality Growth Fund Inc.

Supplement to the
Summary Prospectus, Prospectus and Statement of Additional Information,
each dated September 30, 2026

November 10, 2026

1.     Addition of Portfolio Manager to Jensen Investment Management, Inc.’s Investment Team for The Jensen Quality Growth Fund Inc. (the “Fund”)

Effective November 10, 2026, Ms. Tyra S. Pratt, CFA®, has been added as a portfolio manager of the Fund. The following line is added to the bottom of the table under the heading “Portfolio Managers” on page 5 of the Summary Prospectus and page 13 of the Prospectus:

Portfolio Manager	Years of Service with the Fund	Primary Title
Tyra S. Pratt	Since 2026	Portfolio Manager

The disclosure under the section titled “Management of the Fund – Portfolio Managers” beginning on page 13 of the Prospectus is amended to add the following paragraph at the end of the section:

“Tyra S. Pratt, CFA, Portfolio Manager, has been employed by the Adviser since July 2017, previously holding the position of Business Analyst through October 2026, and has over 16 years of experience in the investment management industry. Ms. Pratt joined the Adviser from CTC | myCFO where she held the position of Hedge Fund Research Analyst. In that role, Ms. Pratt provided qualitative and quantitative research and due diligence. Ms. Pratt was previously employed by M Benefit Solutions and Milliman.”

The first sentence under the heading “Portfolio Managers” on page 16 of the Statement of Information (“SAI”) is amended in its entirety to read as follows (marked to show deletions from and additions to the existing sentence):

“The Fund is managed by an investment team consisting of Kurt M. Havnaer, Adam D. Calamar, Robert D. McIver, Allen T. Bond, ~~and~~ Jeffrey D. Wilson and Tyra S. Pratt.”

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Filed pursuant to Rule 497(e)
Registration Nos. 33-47508/811-06653

The following line is added to the bottom of the table under the heading “Portfolio Managers” on page 17 of the SAI:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in Millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in Millions)

Tyra Pratt*
Other Registered Investment Companies	2	$147	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
* As of November 1, 2026

The following line is added to the bottom of the table under the section titled “Ownership of Securities in the Funds by the Portfolio Managers” on page 19 of the SAI:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund (1)
Tyra S. Pratt*	$100,001 - $500,000

* As of November 1, 2026
(1) The dollar range shown above includes Fund shares beneficially owned by the investment team member’s account in the Adviser’s Profit Sharing Plan.

Any portion of the Fund’s Prospectus and Statement of Additional Information not specifically addressed in this supplement remains unchanged.

Please retain this Supplement for future reference.